SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 8, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


      DELAWARE                     333-36234                       94-0905160
(State of Incorporation)    (Commission File Number)             (IRS Employer
                                                          Identification Number)

         1155 Battery Street
      San Francisco, California                                     94111
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 9.  REGULATION FD DISCLOSURE.

         On April 8, 2003, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended February 23, 2003 (the "Report") with the SEC. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the certifications attached as Exhibit 99.1 to this Report are being made to accompany the Report.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2003

                                      LEVI STRAUSS & CO.


                                      By   /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President
                                                   and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.
-----------

  99.1 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated April 8, 2003.




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                                                                    Exhibit 99.1


    Certification by the Chief Executive Officer and Chief Financial Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Levi Strauss & Co., a Delaware corporation (the "Company"), does hereby certify that:

                1. The accompanying Quarterly Report of the Company on Form 10-Q for the period ended February 23, 2003 (the "Report") fully complies with the requirements of
                           Section 15(d) of the Securities Exchange Act of 1934; and

                2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company as of, and for, the periods presented in the Report.




/s/ Philip A. Marineau
----------------------
Philip A. Marineau
President
and Chief Executive Officer
April 8, 2003



/s/ William B. Chiasson
-----------------------
William B. Chiasson
Senior Vice President
and Chief Financial Officer
April 8, 2003


This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.